UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN CONSENT STATEMENT

SCHEDULE 14A INFORMATION

Consent Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☐           Definitive Consent Statement

☒          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

ZORAN CORPORATION
(Name of Registrant as Specified in Its Charter)

RAMIUS VALUE AND OPPORTUNITY MASTER FUND LTD
COWEN OVERSEAS INVESTMENT LP
RAMIUS ADVISORS, LLC
RAMIUS VALUE AND OPPORTUNITY ADVISORS LLC
RAMIUS LLC
COWEN GROUP, INC.
RCG HOLDINGS LLC
C4S & CO., L.L.C.
PETER A. COHEN
MORGAN B. STARK
JEFFREY M. SOLOMON
THOMAS W. STRAUSS
JON S. CASTOR
DALE FULLER
THOMAS LACEY
JEFFREY MCCREARY
JEFFREY C. SMITH
EDWARD TERINO

(Name of Persons(s) Filing Consent Statement, if Other Than the Registrant)

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Ramius Value and Opportunity Master Fund Ltd, together with the other participants named herein (collectively, “Ramius”), has made a definitive filing with the Securities and Exchange Commission of a consent statement and an accompanying WHITE consent card to be used to solicit consents from stockholders of Zoran Corporation, a Delaware corporation (“Zoran”) for the removal of six current directors of Zoran and the election of Ramius’ six nominees.

On February 11, 2011, Ramius gave the following presentation to Institutional Shareholder Services:

RAMIUS VALUE AND OPPORTUNITY FUND

Supplemental Materials for Shareholders

Zoran Corporation

February 11, 2011

Do Not Be Misled - Zoran's Stock Has Dramatically Underperformed

- Zoran's stock has dramatically underperformed both its Peer Group (as listed in the Company's proxy) and the broader market over the past one, three and five years.
- Here are the Facts:
  - Over the past five years alone, Zoran's shares have lost more than half their value while its Peer Group and indices have each registered material gains.
  - Since Zoran's IPO on December 14, 1995, its shares have underperformed the Russell 2000 and NASDAQ Index by -185.0% and -192.6% respectively

Zoran's stock price performance versus its Peer Group (as listed in the proxy) and the broader market indices

	1 year	3 year	5 year	IPO
Russell 2000 Index	28.5%	(0.5%)	9.5%	142.0%
NASDAQ Index	19.2%	(1.7%)	14.0%	149.6%
Peer Group	55.0%	4.4%	27.2%	NA
Zoran Corporation	**(21.7%)**	**(65.0%)**	**(55.1%)**	**(43.0%)**
Underperformance to Peers	**(76.8%)**	**(69.4%)**	**(82.3%)**	**NA**
Underperformance to NASDAQ	**(41.0%)**	**(63.3%)**	**(69.1%)**	**(192.6%)**

Source: Capital IQ as of December 3, 2010, the date that Ramius publicly filed its initial consent solicitation.
Peer Group sourced from Zoran 2010 proxy and includes ATHR, BRCM, CNXT, DLB, DSPG, EFII, MRVL, MSCC, NEWP, NVDA, OVTI, SIGM, SIMG, TRID and TQNT.
Stock performance of the peer group is the average stock performance of those peers over the specified time period.

RAMIUS VALUE AND OPPORTUNITY FUND 2

Do Not Be Misled - Zoran's Stock Has Dramatically Underperformed

- In the materials filed by Zoran on February 8, 2011, Zoran has attempted to confuse shareholders regarding stock price performance by hand-selecting a new peer group consisting of companies that have massively underperformed the broader indices
- This new "cherry-picked" peer group has declined by -54.8% over the last five years and has massively underperformed the Russell 2000 and NASDAQ Index by a staggering -64.4% and -68.8% respectively over the last five years
- Even worse, Zoran's analysis for this comparison is as of **December 31, 2009**, a date which is over a year ago, has no relevance for the Company, and represents a stock price of $11.05 per share, which is 43.5% higher than the stock price on the date prior to Ramius' initial public involvement and 20.6% higher than the last closing stock price
- We believe that December 3, 2010 is the best date to benchmark Zoran's performance because it represents the unaffected stock price prior to our public involvement

Zoran's "cherry-picked" peer group compared to the Russell 2000 and NASDAQ Index over the last five years

140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
12/2/05
10/2/06
8/3/07
6/2/08
4/3/09
2/1/10
12/3/10
(Nasdaq +14.0%)
(Russell +9.5%)
68.8% underperformance
(New Peers -54.8%)
New Cherry Picked Peer Group
Russell 2000 Index
NASDAQ Index

Source: Capital IQ as of December 3, 2010, the date that Ramius publicly filed its initial consent solicitation.
Zoran's "cherry-picked" peer group consists of CNXT, DSPG, EFII, TUNE, SIGM, SIMG, TRID and SunPlus.
Stock performance of the peer group is the average stock performance of those peers over the specified time period.

RAMIUS VALUE AND OPPORTUNITY FUND 3

When Using an Appropriate Date for Comparison, Zoran's Stock Has Even Underperformed its "Cherry-Picked" Peer Group

- To our knowledge, management's "cherry-picked" peer group has never been publicly disclosed by the Company prior to its press release on February 8, 2011
- We believe that it is clear that Zoran chose to compare itself against this new peer group and chose December 31, 2009 as the date to benchmark performance to **mislead and confuse shareholders** about the true extent of the Company's underperformance
- Even if we use this "cherry-picked" peer group and compare it against Zoran's stock price on the day prior to our initial public involvement, rather than their randomly selected date on which the stock was 43.5% higher, Zoran has still materially underperformed

Zoran's stock price performance versus management's "cherry-picked" peer group and the broader market indices

	1 year	3 year	5 year	IPO
Russell 2000 Index	28.5%	(0.5%)	9.5%	142.0%
NASDAQ Index	19.2%	(1.7%)	14.0%	149.6%
Management's "Cherry-Picked" Peer Group	36.4%	(43.6%)	(54.8%)	NA
Zoran Corporation	**(21.7%)**	**(65.0%)**	**(55.1%)**	**(43.0%)**
Underperformance to Management's "Cherry-Picked" Peer Group	**(58.1%)**	**(21.4%)**	**(0.3%)**	**NA**
Underperformance to NASDAQ	**(41.0%)**	**(63.3%)**	**(69.1%)**	**(192.6%)**

Source: Capital IQ as of December 3, 2010, the date that Ramius publicly filed its initial consent solicitation.
Zoran's "cherry-picked" peer group consists of CNXT, DSPG, EFII, TUNE, SIGM, SIMG, TRID and SunPlus.
SunPlus stock price converted to U.S. dollars
Stock performance of the peer group is the average stock performance of those peers over the specified time period.

RAMIUS VALUE AND OPPORTUNITY FUND 4

Do Not Be Misled - Zoran's Stock Has Dramatically Underperformed

- We have compared Zoran's stock price performance to two additional peer groups below
  1. Semiconductor Peer Group - All U.S. based publicly listed semiconductor companies with similar revenues of between $250 million and $500 million over the last twelve months
  2. Wall Street Research Peer Group – Peer group based on discussions with several Wall Street research analysts who cover Zoran
- Irrespective of which peer group is used for comparison, Zoran has still massively underperformed over almost any time frame

Zoran's stock price performance versus Semiconductor Peer Group, Wall Street Research Peer Group and the broader market indices

	1 year	3 year	5 year	IPO
Russell 2000 Index	28.5%	(0.5%)	9.5%	142.0%
NASDAQ Index	19.2%	(1.7%)	14.0%	149.6%
Semiconductor Peer Group	44.9%	25.1%	14.5%	NA
Wall Street Research Peer Group	55.2%	2.9%	0.2%	NA
Zoran Corporation	**(21.7%)**	**(65.0%)**	**(55.1%)**	**(43.0%)**
Underperformance to Semiconductor Peer Group	**(66.6%)**	**(90.1%)**	**(69.7%)**	**NA**
Underperformance to Wall Street Research Peer Group	**(76.9%)**	**(67.9%)**	**(55.3%)**	**NA**
Underperformance to NASDAQ	**(41.0%)**	**(63.3%)**	**(69.1%)**	**(192.6%)**

Source: Capital IQ as of December 3, 2010, the date that Ramius publicly filed its initial consent solicitation.
Semiconductor Peer Group includes the average stock performance of all U.S. based publicly listed semiconductor companies with revenues between $250 million and $500 million per Capital IQ for the last twelve months and consists of: CRUS, ENER, ESLR, ISSI, IXYS, LSCC, MCRL, NETL, POWI, RMBS, SMTC, SIGM, SLAB and SMSC
Wall Street Research Peer Group includes the average stock performance of Zoran's peers per select wall street research analysts covering the Company and include: AATI, ACTS, ATML, BRCM, CRUS, CY, ENTR, STM, KOPN, Mediatek, MRVL, NVDA, OVTI, SIGM, SIMG, SIMO, Sunplus, SYNA, TRID, and VIMC.

RAMIUS VALUE AND OPPORTUNITY FUND 5

It is Time For Change at Zoran

- Over almost any time period, Zoran has **massively underperformed** its peers and the broader market indices
- Zoran continues to attempt to **mislead and confuse shareholders** as to its true underperformance
- Comparing Zoran's stock performance as of an artificial date in 2009 and to a peer group that appears to have been "cherry-picked" to include companies that have dramatically underperformed the broader indices is **highly misleading to shareholders**
- Shareholders should not be fooled by this **blatant and weak attempt to mislead shareholders**

The Current Board Needs to be Held Accountable for Overseeing Massive Destruction of Shareholder Value

We Have Proposed a Slate of New Directors Who Will Represent the Best Interests of All Shareholders and Commit to Improving the Operating Performance and Shareholder Value at Zoran

Please Vote the WHITE Ramius Consent Card Today

RAMIUS VALUE AND OPPORTUNITY FUND 6